UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 3, 2005

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Adoption of 2006 Bonus Plan

On August 3, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Extreme Networks, Inc. (the “Company”), after considering a competitive market summary of total compensation for its executive officers, (i) approved the terms of the Company’s fiscal 2006 incentive bonus plan (the “2006 Bonus Plan”) and (ii) established salaries for the Company’s executive officers for fiscal 2006.

The 2006 Bonus Plan provides for the payment of cash bonuses based upon the Company’s operating profit, revenue objectives and management objectives. The amount of the total target bonus for each employee varies based upon the employee’s position and responsibilities. Under the 2006 Bonus Plan, for vice presidents who are not among the group of executive officers consisting of the Company’s chief executive officer and the four other most highly compensated executive officers for the Company’s most recently completed fiscal year (the “Named Executive Officers”), the bonus is structured as follows: (i) thirty percent (30%) of the employee’s total target bonus is based upon a fiscal 2006 revenue formula, (ii) forty percent (40%) of the employee’s total target bonus is based upon the Company’s adjusted operating profit in fiscal 2006 and (iii) thirty percent (30%) of the employee’s total target bonus is based upon the achievement of individual management bonus objectives aligned with the Company’s strategic goals and approved by the Compensation Committee.

Under the 2006 Bonus Plan, for all Named Executive Officers other than the vice president of worldwide sales, the bonus is structured as follows: (i) fifty percent (50%) of the employee’s total target bonus is based upon a fiscal 2006 revenue formula and (ii) fifty percent (50%) of the employee’s total target bonus is based upon the Company’s adjusted operating profit in fiscal 2006. Under the 2006 Bonus Plan, the bonus structure for the vice president of worldwide sales is as follows: (i) fifty percent (50%) of the employee’s total target bonus is based upon the Company’s adjusted operating profit and (ii) fifty percent (50%) of the employee’s total target bonus is based upon the Company’s gross margin in fiscal 2006.

The target bonus that may be paid to each Named Executive Officer under the 2006 Bonus Plan is as follows:

As a Percentage of Fiscal 2006 Base Salary
Gordon L. Stitt, President and Chief Executive Officer:	100%
William R. Slakey, Senior Vice President, Chief Financial Officer:	40%
Alexander Gray, Vice President, Chief Operating Officer	40%
Herb Schneider, Vice President Engineering	40%
Frank Carlucci, Senior Vice President Worldwide Sales	* *

**	Mr. Carlucci’s bonus for fiscal 2006 will be based on his bonus target and commission plan.

Fiscal 2006 Salaries

On August 3, 2005, the Compensation Committee established the following fiscal 2006 base salaries for the following Named Executive Officers:

Gordon L. Stitt, President and Chief Executive Officer:	$400,000
William R. Slakey, Senior Vice President, Chief Financial Officer:	$320,000
Alexander Gray, Vice President, Chief Operating Officer	$375,000
Herb Schneider, Vice President Engineering	$230,000
Frank Carlucci, Senior Vice President Worldwide Sales	$275,000

2005 Bonus Plan Payments

On August 3, 2005, the Compensation Committee approved payments to the Company’s Named Executive Officers under the terms of the Company’s fiscal 2005 incentive bonus plan for the Company’s executive officers and vice presidents (the “2005 Bonus Plan”):

Gordon L. Stitt, President and Chief Executive Officer:	$122,000
William R. Slakey, Senior Vice President, Chief Financial Officer:	$36,600
Alexander Gray, Vice President, Chief Operating Officer	$42,700
Herb Schneider, Vice President Engineering	$26,840
Frank Carlucci, Senior Vice President Worldwide Sales	$7,625

Under the terms of the 2005 Bonus Plan, for all Named Executive Officers other than the vice president of worldwide sales, the bonus was structured as follows: (i) fifty percent (50%) of the employee’s total target bonus was based upon a revenue formula for fiscal 2005 and (ii) fifty percent (50%) of the employee’s total target bonus was based upon the Company’s adjusted operating profit in fiscal 2005. In connection with his employment with the Company in fiscal 2005, Mr. Carlucci received a $25,000 guaranteed bonus in the first half of fiscal 2005.

Grant of Stock Options

On August 3, 2005, the Compensation Committee approved the grant of stock options to the Company’s Named Executive Officers for the following number of shares of the Company’s common stock:

Gordon L. Stitt, President and Chief Executive Officer:	250,000
William R. Slakey, Senior Vice President, Chief Financial Officer:	75,000
Alexander Gray, Vice President, Chief Operating Officer	100,000
Herb Schneider, Vice President Engineering	100,000

Each such option was granted effective as of August 4, 2005, with an exercise price equal to $4.89, the closing price of the Company’s common stock on the Nasdaq Stock Market on August 4, 2005. Twenty-five percent (25%) of each option vests on the first anniversary of the option grant date, with the remaining portion of the option vesting monthly in 36 substantially equal installments.

Grant of Restricted Stock Awards

On August 3, 2005, the Compensation Committee approved the following restricted stock awards to the Company’s Named Executive Officers to be effective on August 4, 2005, for the following number of shares of the Company’s common stock:

William R. Slakey, Senior Vice President, Chief Financial Officer:	30,000
Alexander Gray, Vice President, Chief Operating Officer	50,000

Each such restricted stock award vests over two years, with fifty percent (50%) of the award vesting on the first anniversary of the grant date, and the remaining fifty percent (50%) vesting on the second anniversary of the grant date.

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2005, the Company issued a press release announcing its financial results for the fiscal year and fourth fiscal quarter ended July 3, 2005 and held a conference call regarding those results. The press release and transcript of the conference call relating to such financial results are attached hereto as Exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 3, 2005, announcing the financial results for the fiscal year and fourth fiscal quarter ended July 3, 2005.

99.2	Transcript of earnings call, held on August 3, 2005, relating to the Company’s financial results for the fiscal year and fourth fiscal quarter ended July 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005

EXTREME NETWORKS, INC.

By:	/s/ William R. Slakey
William R. Slakey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 3, 2005, announcing the financial results for the fiscal year and fourth fiscal quarter ended July 3, 2005.

99.2	Transcript of earnings call, held on August 3, 2005, relating to the Company’s financial results for the fiscal year and fourth fiscal quarter ended July 3, 2005.